Federated Government Obligations Fund
A Portfolio of Money Market Obligations Trust
INSTITUTIONAL SHARES (TICKER GOIXX)
SERVICE SHARES (TICKER GOSXX)
TRUST SHARES (TICKER GORXX)
CAPITAL SHARES (TICKER GOCXX)
PREMIER SHARES (TICKER GOFXX)

SUPPLEMENT TO SUMMARY PROSPECTUSES AND PROSPECTUSES DATED SEPTEMBER 30, 2014 AND JANUARY 6, 2015
1. Effective on June 2, 2015, the Fund will offer Cash II Shares and Cash Series Shares by separate Prospectuses. Contact your financial intermediary or call 1-800-341-7400 for more information concerning Cash II Shares and Cash Series Shares.
2. Under the heading entitled “Risk/Return Summary: Investments, Risks and Performance/What are the Fund's Main Investment Strategies?” in all Shares except Premier Shares, please delete the second sentence in the first paragraph and replace it with the following:
“The Fund limits its investments to those that would enable it to qualify as a permissible investment for federally chartered credit unions as set forth in applicable federal banking regulations.”
3. Under the heading entitled “What are the Fund's Investment Strategies?” in all Shares except Premier Shares, please delete the second sentence in the second paragraph and replace it with the following:
“The Fund limits its investments to those that would enable it to qualify as a permissible investment for federally chartered credit unions as set forth in applicable federal banking regulations.”
June 2, 2015
Federated Government Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452647 (6/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.